                                                                   EXHIBIT 10.22

                          AMENDMENT NUMBER FOUR TO THE
                              GENUINE PARTS COMPANY
                            TAX-DEFERRED SAVINGS PLAN

         This Amendment to the Genuine Parts Company Tax-Deferred Savings Plan is adopted by Genuine Parts Company (the "Company"), effective as of the date set forth herein.

                              W I T N E S S E T H:

         WHEREAS, the Company maintains The Genuine Parts Company Tax-Deferred Savings Plan (the "Plan"), and such Plan is currently in effect;

         WHEREAS, the Company desires to amend the Plan; and

         WHEREAS, pursuant to Section 7.01 of the Plan, the Company has reserved the right to amend the Plan through action of the Committee;

         NOW, THEREFORE, BE IT RESOLVED that the Plan is hereby amended as follows:

                                       1.

         Section 4.03(a) is deleted in its entirety and a new Section 4.03(a) is hereby substituted in lieu thereof as follows:

         "(a) Payment Election. Payment of Plan benefits shall commence on the date the Participant selects on the Election Form. Any date selected by the Participant must be at least two calendar years following the date the Bonus would ordinarily be paid. In no event, however, shall a Participant's Account commence to be distributed later than February of the calendar year following the calendar year the Participant terminates employment from Genuine Parts Company."

                                 ***************
         Except as amended herein, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, the Pension and Benefits Committee has caused this Amendment to the Plan to be effective as of the date the Amendment is executed below.

                                           PENSION AND BENEFITS COMMITTEE

                                           By: /s/ Frank M. Howard
                                               ------------------------------
                                           Date: June 5, 2003

Attest: /s/ Linda Olvey
        -------------------------------